Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 18, 2002


                          BLACK WARRIOR WIRELINE CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                          0-18754                   11-2904094
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 18, 2002, Black Warrior Wireline Corp. (the "Company") dismissed PricewaterhouseCoopers, LLP ("PWC") as its principal independent accountant. PWC was previously engaged to audit the Company's financial statements. The Company's audit committee and board of directors approved the dismissal of PWC. The Company is arranging for the engagement of principal independent accountants to replace PWC. A Current Report on Form 8-K will be filed reporting the engagement of the new principal independent accountants.

         The audit reports of PWC on the Company's financial statements for the two most recent fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except the report on the Company's financial statements for the fiscal year ended December 31, 2000 was modified to include an explanatory paragraph for a going concern uncertainty and the report on the Company's financial statements for the fiscal year ended December 31, 2001 was modified to include an explanatory paragraph containing references to the Company's liquidity constraints and significant accumulated deficit and defaults due to violations as of December 31, 2001 under its credit facility entered into on September 14, 2001 as well as under related party notes payable. The credit facility was amended on June 10, 2002 and the Company obtained waivers of the covenant violations in connection therewith.

         In connection with the audits of the fiscal years ended December 31, 2001 and December 31, 2000 and through September 18, 2002, the date of dismissal of PWC, the Company had no disagreements with PWC with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of its disagreement in connection with its opinion.

         During the two most recent fiscal years and through September 18, 2002, the date of dismissal of PWC, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except, in a letter addressed to the President of the Company relating to PWC's audit of the Company's financial statements as of December 31, 2001 delivered to the Company over the Internet on September 25, 2002, PWC reported what it has described as a "Reportable Condition" constituting "a material weakness in the Company's internal control structure over the safeguarding and financial reporting of the Company's inventory."

         The Company provided PWC with a copy of this report concurrently with filing it with the Securities and Exchange Commission ("Commission"). The Company requested that PWC furnish the Company with a letter to the Commission stating whether PWC agrees with the above statements. A copy of that letter will be filed as an Exhibit to this Report by amendment of this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses acquired.  None required.

         (b)      Pro forma financial information.  None required.

         (c)      Exhibits:

                  EXHIBIT NUMBER               DESCRIPTION OF DOCUMENT
                 ----------------    -------------------------------------------
                       16            Letter from PWC.  To be filed by amendment.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Black Warrior Wireline Corp.





Dated:  September 25, 2002          By:     /s/ William L. Jenkins
                                            ----------------------
                                            William L. Jenkins, President